UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22265

Western Asset Municipal Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2009

ITEM 1.       REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / MAY 31, 2009

Western Asset Municipal Defined Opportunity Trust Inc.

(MTT)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to provide high current income exempt from federal income tax* and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statement of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	16

Dividend reinvestment plan	20

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month period ended May 31, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

When the six-month period began, speculation ended as to whether the U.S. would experience a recession. On December 1, 2008, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer sentiment rose a fourth straight month in June, albeit from a very low level. In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Western Asset Municipal Defined Opportunity Trust Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months leading up to the beginning of the six-month period. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II	Western Asset Municipal Defined Opportunity Trust Inc.

During the six-month period ended May 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. However, toward the end of the period, investor risk aversion somewhat faded given some modestly positive economic data. This helped to drive spread sector (non-Treasury) prices higher. During the six months ended May 31, 2009, two-year Treasury yields fell from 1.00% to 0.92%. In contrast, over the same time frame, ten-year Treasury yields moved from 2.93% to 3.47%. Longer-term yields moved higher due to fears of future inflation given the government’s massive stimulus program.

The municipal bond market outperformed its taxable bond counterpart over the six months ended May 31, 2009. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned 9.00% and 5.10%, respectively. Municipal securities outperformed the taxable bond market during four of the six months ended May 31, 2009, as risk aversion decreased and investors were drawn to the attractive yields and valuations in the tax-free market.

Special shareholder notice

On May 8, 2009, the Fund declared its initial distribution of $0.09 per common share, payable May 26, 2009. Based on the Fund’s offering price of $20.00 per share, this equates to an annualized distribution rate of 5.40%. For an investor subject to the top federal income tax rate of 35%, this equates to a taxable equivalent yield of 8.31%. Also on May 8, 2009, the Fund declared monthly distributions of $0.09 per common share for June, July and August 2009.

This information is not for tax reporting purposes but is being provided to announce the amount of the Fund’s distributions that have been declared by the Board of Directors. In early 2010, after definitive information is available, the Fund will send shareholders a Form 1099-DIV, if applicable, specifying how the distributions paid by the Fund during the prior calendar year should be characterized for purposes of reporting the distributions on a

Western Asset Municipal Defined Opportunity Trust Inc.	III

Letter from the chairman continued

shareholder’s tax return (e.g., ordinary income, long-term capital gain or return of capital).

Performance review

For the period from inception on March 27, 2009 through May 31, 2009, Western Asset Municipal Defined Opportunity Trust Inc. returned 6.47% based on its net asset value (“NAV”)vi and 0.76% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 3.44% over the same time frame. The Lipper General and Insured Municipal Debt (Unleveraged) Closed-End Funds Category Averagevii returned 3.72% for the period from March 31, 2009 through May 31, 2009. Please note that Lipper performance returns are based on each fund’s NAV.

During this period, the Fund made distributions to shareholders totaling $0.09 per share, which may have included a return of capital. The performance table shows the Fund’s total return since its inception based on its NAV and market price as of May 31, 2009. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of May 31, 2009 (unaudited)

PRICE PER SHARE	TOTAL RETURN* SINCE FUND INCEPTION** (not annualized)
$20.20 (NAV)	6.47%
$20.06 (Market Price)	0.76%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

**	The Fund’s inception date is March 27, 2009.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always,

IV	Western Asset Municipal Defined Opportunity Trust Inc.

we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “MTT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMTTX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Western Asset Municipal Defined Opportunity Trust Inc.	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 26, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest up to 10% of its assets in securities that have the economic effects of leverage which can increase the risk and volatility of the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Shares of closed-end exchange-traded funds may trade at a discount or premium to their original offering price and often trade at a discount to their net asset value. The Fund will distribute all of its net assets to shareholders on or about April 30, 2021. The Fund does not guarantee the return of any specified amount.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from March 31, 2009 through May 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

VI	Western Asset Municipal Defined Opportunity Trust Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — May 31, 2009

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report	1

Schedule of Investments (unaudited)

May 31, 2009

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 98.9%
	Arizona — 2.6%
$7,610,000	Salt Verde, AZ Financial Corp., Gas Revenue, 5.000% due 12/1/32	$6,201,922
	California — 6.2%
5,000,000	Alameda County, CA, Joint Powers Authority Lease Revenue, FSA, 5.000% due 12/1/34	4,738,050
	California Housing Finance Agency Revenue, Home Mortgage:
6,755,000	5.000% due 2/1/28(a)	5,591,654
6,000,000	4.800% due 8/1/37(a)	4,550,160
	Total California	14,879,864
	Colorado — 2.4%
6,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.125% due 11/15/23	5,856,720
	Florida — 8.6%
6,900,000	Citizens Property Insurance Corp., FL, Senior Secured High Act, 6.000% due 6/1/17	7,120,731
	Florida State Municipal Power Agency Revenue, All Requirements Power:
3,000,000	5.750% due 10/1/27	3,179,550
4,750,000	6.250% due 10/1/31	5,152,182
5,470,000	Miami-Dade County, FL, Aviation Revenue, 5.500% due 10/1/41	5,277,511
	Total Florida	20,729,974
	Georgia — 4.3%
10,000,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.125% due 7/1/40	10,252,500
	Indiana — 7.7%
10,000,000	Indiana Municipal Power Agency Power Supply System Revenue, 6.000% due 1/1/39	10,285,400
8,000,000	Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project, 6.500% due 1/1/29	8,287,680
	Total Indiana	18,573,080
	Louisiana — 4.2%
10,000,000	Louisiana State Citizens Property Insurance Corp., Assessment Revenue, 6.125% due 6/1/25	10,211,200
	Maryland — 3.2%
9,000,000	Maryland State, Health & Higher EFA Revenue, Washington County Hospital, 5.750% due 1/1/38	7,626,960
	Michigan — 15.5%
	Detroit, MI, Water Supply System Revenue, FSA:
7,000,000	5.000% due 7/1/34	6,393,730
3,000,000	6.250% due 7/1/36	3,125,010

See Notes to Financial Statements.

2	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Michigan — 15.5% continued
	Michigan State:
$9,000,000	Hospital Finance Authority Revenue, McLaren Health Care Corp., 5.750% due 5/15/38	$8,296,830
10,000,000	Housing Development Authority, Rental Housing Revenue, AMBAC, 6.350% due 10/1/35(a)	10,436,800
8,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	8,948,400
	Total Michigan	37,200,770
	Missouri — 5.0%
11,940,000	Missouri State Development Finance Board, Infrastructure Facilities Revenue, Independence Events Center, 6.250% due 4/1/34	12,082,205
	New Hampshire — 3.9%
10,000,000	New Hampshire State HFA, Single-Family Mortgage Revenue, 5.750% due 7/1/40(a)	9,474,500
	New Jersey — 4.3%
10,000,000	New Jersey State EFA Revenue, University of Medicine and Dentistry, 7.500% due 12/1/32	10,297,200
	New York — 1.1%
3,000,000	Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35	2,755,980
	Ohio — 4.3%
10,000,000	Ohio State, Air Quality Development Authority Revenue, Firstenergy Nuclear Generation Corp., 5.750% due 6/1/16(b)(c)	10,342,700
	Pennsylvania — 4.4%
10,000,000	Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project, 6.200% due 4/1/39	10,705,400
	Rhode Island — 4.3%
10,000,000	Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing, 7.000% due 5/15/39	10,255,900
	Tennessee — 3.2%
8,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.000% due 9/1/16	7,625,280
	Texas — 9.5%
10,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(a)(b)	8,550,200
10,200,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/33	9,967,848
	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
3,325,000	5.250% due 12/15/18	3,107,512
1,310,000	6.250% due 12/15/26	1,281,337
	Total Texas	22,906,897

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report.	3

Schedule of Investments (unaudited) continued

May 31, 2009

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Wisconsin — 4.2%
$10,000,000	Wisconsin State HEFA Revenue, Prohealth Care Inc. Obligation Group, 6.625% due 2/15/39	$10,224,700
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $224,978,543)	238,203,752
SHORT-TERM INVESTMENT — 0.1%
	Florida — 0.1%
200,000	Orange County, FL, School Board, COP, LOC-Wachovia Bank N.A., 0.280%, 6/1/09(d) (Cost — $200,000)	200,000
	TOTAL INVESTMENTS — 99.0% (Cost — $225,178,543#)	238,403,752
	Other Assets in Excess of Liabilities — 1.0%	2,331,038
	TOTAL NET ASSETS — 100.0%	$240,734,790

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.
(c)	Maturity date shown represents the mandatory tender date.
(d)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	– American Municipal Bond Assurance Corporation – Insured Bonds
COP	– Certificate of Participation
EFA	– Educational Facilities Authority
FSA	– Financial Security Assurance – Insured Bonds
HEFA	– Health & Educational Facilities Authority
HFA	– Housing Finance Authority
LOC	– Letter of Credit

SUMMARY OF INVESTMENTS BY INDUSTRY*

Health care	22.5%
Industrial revenue	13.5
Power	13.5
Housing	12.6
Education	8.6
Water & sewer	8.5
Other	8.0
Transportation	6.4
Special tax obligation	4.3
Leasing	2.0
Short-term investment	0.1
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of May, 31, 2009 and are subject to change.

See Notes to Financial Statements.

4	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

RATINGS TABLE†

S&P/Moody’s/Fitch‡
AAA/Aaa	10.3%
AA/Aa	16.2
A	50.7
BBB/Baa	19.2
NR	3.6
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 6 and 7 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report.	5

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

6	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.
AAA	–	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	–

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	–	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature – VRDO.
MIG1	–	Moody’s highest rating for short-term municipal obligations.
P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	–

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report.	7

Statement of assets and liabilities (unaudited)

May 31, 2009

ASSETS:
Investments, at value (Cost — $225,178,543)	$238,403,752
Cash	47,350
Interest receivable	2,837,796
Receivable for securities sold	30,001
Total Assets	241,318,899
LIABILITIES:
Investment management fee payable	119,990
Directors’ fee payable	3,204
Accrued expenses	460,915
Total Liabilities	584,109
TOTAL NET ASSETS	$240,734,790
NET ASSETS:
Par value ($0.001 par value; 11,915,236 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,915
Paid-in capital in excess of par value	227,092,685
Undistributed net investment income	373,678
Accumulated net realized gain on investments	31,303
Net unrealized appreciation on investments	13,225,209
TOTAL NET ASSETS	$240,734,790
Shares Outstanding	11,915,236
Net Asset Value	$20.20

See Notes to Financial Statements.

8	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the period ended May 31, 2009†

INVESTMENT INCOME:
Interest	$ 1,742,833
EXPENSES:
Investment management fee (Note 2)	242,407
Organization expenses	25,000
Shareholder reports	18,866
Directors’ fees	11,479
Audit and tax	10,239
Legal fees	7,963
Transfer agent fees	3,249
Custody fees	357
Miscellaneous expenses	2,224
Total Expenses	321,784
Less: Expense reimbursements (Note 2)	(25,000)
Net Expenses	296,784
NET INVESTMENT INCOME	1,446,049
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain from Investment Transactions	31,303
Change in Net Unrealized Appreciation/Depreciation from Investments	13,225,209
NET GAIN ON INVESTMENTS	13,256,512
INCREASE IN NET ASSETS FROM OPERATIONS	$14,702,561

†  For the period March 27, 2009 (inception date) to May 31, 2009.

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report	9

Statement of changes in net assets (unaudited)

FOR THE PERIOD ENDED MAY 31, 2009†	2009
OPERATIONS:
Net investment income	$ 1,446,049
Net realized gain	31,303
Change in net unrealized appreciation/depreciation	13,225,209
Increase in Net Assets From Operations	14,702,561
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,072,371)
Decrease in Net Assets From Distributions to Shareholders	(1,072,371)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (11,915,236 shares issued)	227,104,600
Increase in Net Assets From Fund Share Transactions	227,104,600
INCREASE IN NET ASSETS	240,734,790
NET ASSETS:
Beginning of period	—
End of period*	$240,734,790
* Includes undistributed net investment income of:	$373,678

† For the period March 27, 2009 (inception date) to May 31, 2009.

See Notes to Financial Statements.

10	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:

2009[1]
NET ASSET VALUE, BEGINNING OF PERIOD	$19.06 [2]
INCOME FROM OPERATIONS:
Net investment income	0.12
Net realized and unrealized gain	1.11
Total income from operations	1.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)
Total distributions	(0.09)
NET ASSET VALUE, END OF PERIOD	$20.20
MARKET PRICE, END OF PERIOD	$20.06
Total return, based on NAV [3,4]	6.47%
Total return, based on Market Price[4]	0.76%
NET ASSETS, END OF PERIOD (000s)	$240,735
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.80%
Net expenses[5,6]	0.73
Net investment income[5]	3.58
PORTFOLIO TURNOVER RATE	2%

1	For the period March 27, 2009 (inception date) to May 31, 2009.
2	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.
6	The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$238,403,752	—	$238,403,752	—

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

LMPFA has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. During the period ended May 31, 2009, LMPFA reimbursed the organization expenses to the Fund amounting to $25,000.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended May 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$227,618,685
Sales	2,726,230

At May 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 13,451,758
Gross unrealized depreciation	(226,549)
Net unrealized appreciation	$ 13,225,209

4. Derivative instruments and hedging activities

Financial Accounting Standards Board (“FASB”) of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

14	Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report

During the period ended May 31, 2009, the Fund did not invest in any derivative instruments.

5. Distributions subsequent to May 31, 2009

On May 8, 2009, the Board of Directors declared three dividends, each in the amount of $0.09 per share, payable on June 26, 2009, July 31, 2009 and August 28, 2009 to shareholders of record on June 19, 2009, July 24, 2009 and August 21, 2009, respectively.

6. Recent accounting pronouncement

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Western Asset Municipal Defined Opportunity Trust Inc. 2009 Semi-Annual Report	15

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of Western Asset Municipal Defined Opportunity Trust Inc.(the “Fund”) held on February 4 and 5, 2009, the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Fund as a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and its affiliate, Western Asset Management Company (the “Sub-Adviser”), provides day-to-day management of the Fund’s portfolio pursuant to a sub-advisory agreement with the Manager (the “Sub-Advisory Agreement”). (The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. The Trustees who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees received information (the “Contract Approval Information”) from the Manager and the Sub-Adviser relevant to their review of the Advisory Agreements. A presentation was made by the Manager and the Sub-Adviser at the Organization Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Advisory Agreements.

The discussion below covers both advisory and administrative functions to be rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory functions to be rendered by the Sub-Adviser.

Nature, extent and quality of the services to be provided to the Fund under the advisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager and the Sub-Adviser under the Advisory Agreements. The Trustees also considered the Manager’s supervisory responsibilities in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and has no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to the Fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and

16	Western Asset Municipal Defined Opportunity Trust Inc.

procedures established pursuant to Rule 38a-1 under the 1940 Act and their applicability to the Fund and reviewed the compliance program of the Sub-Adviser with the CCO.

As a newly organized fund, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and the Sub-Adviser the Sub-adviser’s experience and capabilities in the management of funds and investment vehicles comparable to the Fund and also discussed the Sub-adviser’s compliance capabilities. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser for the Fund and the oversight to be provided by the Manager.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager and the Sub-Adviser under the Advisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including its chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Manager noted that during periods when the Fund uses financial leverage, fees paid to the Manager will be higher than if the Fund did not use financial leverage because the fees are calculated as a

Western Asset Municipal Defined Opportunity Trust Inc.	17

Board approval of management and subadvisory agreements (unaudited) continued

percentage of the Fund’s assets, including those investments purchased with leverage. The Manager discussed the expected expense ratio of the Fund and the costs of organization. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. As a newly organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organization Meeting but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but did not give such information significant weight in its evaluations.

Economies of scale

The Board noted that the Manager, in the Contractual Management Fee, does not incorporate breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. However, the Board also noted that, as a closed-end fund, any significant growth in the Fund’s assets after its launch generally will occur through appreciation in the valuation of the Fund’s investment portfolio. Under the circumstances, the Board concluded the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Advisory Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

* * * * * *

Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, approved each of the Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreements. Each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel

18	Western Asset Municipal Defined Opportunity Trust Inc.

throughout the process. Prior to the Organization Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed approval of the Management Agreement and Sub-Advisory Agreement as part of the Contract Approval Information and the Independent Trustees separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Advisor were present.

Western Asset Municipal Defined Opportunity Trust Inc.	19

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, LLC (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not an NYSE trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the net asset value per share at the close of trading on the NYSE on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the net asset value per share at the close of trading on the NYSE on the determination date.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, NY 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared

20	Western Asset Municipal Defined Opportunity Trust Inc.

dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Municipal Defined Opportunity Trust Inc.	21

Western Asset Municipal Defined Opportunity Trust Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank and
Riordan Roett	Trust Company
Jeswald W. Salacuse	1 Lincoln Street
Boston, Massachusetts 02111
Officers
R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer and
Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Albert Laskaj
Controller	New York Stock Exchange Symbol
MTT
Steven Frank
Controller

Western Asset Municipal Defined Opportunity Trust Inc.
55 Water Street
New York, New York 10041

Western Asset Municipal Defined Opportunity Trust Inc.

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX011870 7/09 SR09-852

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Defined Opportunity Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Defined Opportunity Trust Inc.

Date:	August 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Defined Opportunity Trust Inc.

Date:	August 4, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal Defined Opportunity Trust Inc.

Date:	August 4, 2009